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                                                                EXHIBIT 99.17.18



                          NINTH SUPPLEMENTAL INDENTURE


        NINTH SUPPLEMENTAL INDENTURE, dated as of September 29, 1997 (this "Ninth Supplemental Indenture"), among Spieker Properties, Inc., a corporation organized under the laws of Maryland (the "General Partner"), Spieker Properties, L.P., a limited partnership organized under the laws of California (the "Issuer"), First Trust of California, National Association, as Trustee (the "Trustee") and State Street Bank and Trust Company ("State Street.").

                              W I T N E S S E T H:

        WHEREAS, the Issuer, the General Partner and State Street executed and delivered an Indenture, dated as of December 6, 1995 (as supplemented hereby, the "Indenture"), to provide for the issuance by the Issuer from time to time of debt securities evidencing its unsecured indebtedness;

        WHEREAS, pursuant to Section 609(b) of the Indenture, the Issuer and the General Partner desire to appoint the Trustee as trustee with respect to the series of securities established by this Supplemental Indenture and future series of securities under the Indenture;

        WHEREAS, the Issuer and the General Partner desire that State Street remain trustee of all former series of securities issued under the Indenture;

        WHEREAS, pursuant to Board Resolution, the Issuer has authorized the issuance of $150,000,000 of its 7.50% Debentures Due October 1, 2027 (the "Notes");

        WHEREAS, the Issuer desires to establish the terms of the Notes in accordance with Section 301 of the Indenture and to establish the form of the Notes in accordance with Section 201 of the Indenture.


                                    ARTICLE 1

                        APPOINTMENT OF SUCCESSOR TRUSTEE

        SECTION 101. APPOINTMENT OF SUCCESSOR TRUSTEE. Pursuant to Section 609(b) of the Indenture, the Issuer and the General Partner hereby appoint the Trustee as trustee, with all rights, powers, trusts and duties provided for in the Indenture, for the series of securities established by this Supplemental Indenture and, until the Issuer and the General Partner appoint another trustee pursuant to the applicable provisions of the Indenture, for all future series of securities issued under the Indenture, and the Trustee hereby accepts such appointment.



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        SECTION 102. OUTSTANDING SECURITIES. State Street shall remain trustee for securities outstanding on the date hereof and not issued pursuant to this Supplemental Indenture and shall retain all rights, powers, trusts and duties with respect to such securities.

        SECTION 103. NO CHANGES IN DUTIES OF TRUSTEE. Except as otherwise provided in herein, there shall be no change, modification or amendment of the powers, rights and duties of any trustee under the Indenture.

        SECTION 104. DESIGNATION OF ADDITIONAL AGENCY FOR PAYMENT. Pursuant to
Section 1002 of the Indenture, the Issuer hereby appoints the corporate trust office of the Trustee, which, as of the date hereof, is located in care of First Trust National Association, 180 E. Fifth Street, St. Paul, Minnesota 55101 (the "Corporate Trust Office"), as its agent to receive presentations and surrenders, and the corporate trust office of the Trustee at One California Street, Suite 400, San Francisco, California 94111, as its agent to receive notices and demands, of securities issued under the Indenture from the date hereof and hereafter.

                                    ARTICLE 2

                                      TERMS

        SECTION 201. TERMS OF NOTES. The following terms relating to the Notes are hereby established:

                (1) The Notes shall constitute a series of Securities having the title "7.50% Debentures Due October 1, 2027."

                (2) The aggregate principal amount of the Notes that may be authenticated and delivered under the Indenture (except for Notes authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Notes pursuant to Sections 304, 305, 306, 906, 1107 or 1305 of the Indenture) shall be up to $150,000,000.

                (3) The entire outstanding principal of the Notes shall be payable on October 1, 2027 (the "Stated Maturity Date").

                (4) The rate at which the Notes shall bear interest shall be 7.50%; the date from which interest shall accrue shall be September 29, 1997; the Interest Payment Dates for the Notes on which interest will be payable shall be October 1 and April 1 in each year, beginning April 1, 1998; the Regular Record Dates for the interest payable on the Notes on any Interest Payment Date shall be the 15th calendar day preceding the applicable Interest Payment Date; and the basis upon which interest shall be calculated shall be that of a 360-day year consisting of twelve 30-day months.



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                (5) The Place of Payment where the principal of and interest on the Notes shall be payable and Notes may be surrendered for the registration of transfer or exchange shall be the Corporate Trust Office of the Trustee in St. Paul, Minnesota. The place where notices or demands to or upon the Issuer in respect of the Notes and the Indenture may be served shall be the corporate trust office of the Trustee at One California Street, Suite 400, San Francisco, California 94111.

                (6) (A) The Notes may be redeemed at any time at the option of the Issuer, in whole or from time to time in part, at a redemption price equal to the sum of (i) the principal amount of the Notes (or portion thereof) being redeemed plus accrued interest thereon to the redemption date and (ii) the Make-Whole Amount (as defined below), if any, with respect to such Notes (or portion thereof) (the "Redemption Price").

                        If notice has been given as provided in the Indenture and funds for the redemption of any Notes (or any portion thereof) called for redemption shall have been made available on the redemption date referred to in such notice, such Notes (or any portion thereof) will cease to bear interest on the date fixed for such redemption specified in such notice and the only right of the Holders of the Notes will be to receive payment of the Redemption Price, with respect to such Notes or portion thereof so redeemed.

                        Notice of any optional redemption of any Notes (or any portion thereof) will be given to Holders at their addresses, as shown in the security register for the Notes, not more than 60 nor less than 30 days prior to the date fixed for redemption. The notice of redemption will specify, among other items, the Redemption Price and the principal amount of the Notes held by such Holder to be redeemed. On the third Business Day preceding the date notice of redemption is given, the Company will notify the Trustee of the Redemption Price and the Trustee may rely and shall be fully protected in acting upon the determination of the Company as to such Redemption Price.

                        The Issuer will notify the Trustee in writing at least 45 days prior to giving notice of redemption (or such shorter period as is satisfactory to the Trustee in its sole discretion) of the aggregate principal amount of Notes to be redeemed and their redemption date. If less than all the Notes are to be redeemed at the option of the Issuer, the Trustee shall select by lot, the Notes to be redeemed in whole or in part.

                        In the event of redemption of the Notes in part only, a new Note for the amount of the unredeemed portion thereof shall be issued in the name of the Holder thereto, upon cancellation thereof.

                        (B) As used herein:

                        "Make-Whole Amount" means, in connection with any optional redemption or accelerated payment of any Notes, the excess, if any, of (i) the aggregate present value as of the date of such redemption or accelerated payment of each dollar of



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        principal being redeemed or paid and the amount of interest (exclusive of interest accrued to the date of redemption or accelerated payment) that would have been payable in respect of each such dollar if such redemption or accelerated payment had not been made, determined by discounting, on a semi-annual basis, such principal and interest at the Reinvestment Rate (determined on the third Business Day preceding the date such notice of redemption is given or declaration of acceleration is made) from the respective dates on which such principal and interest would have been payable if such redemption or accelerated payment had not been made, over (ii) the aggregate principal amount of the Notes being redeemed or paid.

                        "Reinvestment Rate" means 0.25% plus the arithmetic mean of the yields under the respective heading "Week Ending" published in the most recent Statistical Release under the caption "Treasury Constant Maturities" for the maturity (rounded to the nearest month) corresponding to the remaining life to maturity, as of the payment date of the principal being redeemed or paid. If no maturity exactly corresponds to such maturity, yields for the two published maturities most closely corresponding to such maturity shall be calculated pursuant to the immediately preceding sentence and the Reinvestment Rate shall be interpolated or extrapolated from such yields on a straight-line basis, rounding in each of such relevant periods to the nearest month. For the purpose of calculating the Reinvestment Rate, the most recent Statistical Release published prior to the date of determination of the Make-Whole Amount shall be used.

                        "Statistical Release" means the statistical release designated "H.15(519)" or any successor publication which is published weekly by the Federal Reserve System and which establishes yields on actively traded United States government securities adjusted to constant maturities, or, if such statistical release is not published at the time of any determination under the Indenture, then such other reasonably comparable index which shall be designated by the Issuer.

                (7) The Notes shall not be redeemable at the option of any Holder thereof, upon the occurrence of any particular circumstances or otherwise. The Notes will not have the benefit of any sinking fund.

                (8) The Notes shall be issuable in denominations of $1,000 and any integral multiple thereof.

                (9) The Trustee shall also be the Security Registrar and Paying Agent for the Notes.

                (10) The entire outstanding principal amount plus the Make-Whole Amount of the Notes shall be payable upon declaration of acceleration of the maturity thereof pursuant to Section 502 of the Indenture.



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                (11) Payments of the principal of and interest on the Notes shall be made in U.S. Dollars, and the Notes shall be denominated in U.S. Dollars.

                (12) The Notes will be payable on the Stated Maturity Date in an amount equal to the principal amount thereof plus any unpaid interest accrued to the Stated Maturity Date.

                (13) The Holders of the Notes shall have no special rights in addition to those provided in the Indenture upon the occurrence of any particular events.

                (14) (A) There shall be no deletions from, modifications of or additions to the Events of Default with respect to the Notes set forth in the Indenture.

                        (B) There shall be the following additions to the covenants set forth in the Indenture with respect to the Notes, which shall be effective only for so long as any of the Notes are Outstanding:

                        Limitations On Incurrence of Debt. The Issuer will not,
                and will not permit any Subsidiary to, incur any Debt (as defined below), other than inter-company debt representing Debt to which the only parties are Spieker Properties, Inc., a Maryland corporation (the "General Partner"), the Issuer and any of their Subsidiaries (but only so long as such Debt is held solely by any of the General Partner, the Issuer and any Subsidiary) that is subordinate in right of payment to the Notes if, immediately after giving effect to the incurrence of such additional Debt, the aggregate principal amount of all outstanding Debt of the Issuer and its Subsidiaries on a consolidated basis is greater than 60% of the sum of (i) Total Assets (as defined below) as of the end of the calendar quarter covered in the Issuer's Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as the case may be, most recently filed with the Trustee (or such reports of the General Partner if filed by the Issuer with the Trustee in lieu of filing its own reports) prior to the incurrence of such additional Debt and
                (ii) the increase in Total Assets from the end of such quarter including, without limitation, any increase in Total Assets resulting from the incurrence of such additional Debt (such increase, together with the Total Assets, is referred to as "Adjusted Total Assets").

                        In addition to the foregoing limitation on the
                incurrence of Debt, the Issuer will not, and will not permit any Subsidiary to, incur any Debt if the ratio of Consolidated Income Available for Debt Service to the Annual Service Charge (in each case as defined below) for the four consecutive fiscal quarters most recently ended prior to the date on which such additional Debt is to be incurred shall have been less than 1.5 to 1, on a pro forma basis after giving effect to the incurrence of such Debt and to the application of the proceeds therefrom, and calculated on the assumption that (i) such Debt and any other Debt incurred by the Issuer or its Subsidiaries since the first day of such four-quarter period and the application of



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                the proceeds therefrom, including to refinance other Debt, had occurred at the beginning of such period, (ii) the repayment or retirement of any other Debt by the Issuer or its Subsidiaries since the first day of such four-quarter period had been incurred, repaid or retired at the beginning of such period (except that, in making such computation, the amount of Debt under any revolving credit facility shall be computed based upon the average daily balance of such Debt during such period),
                (iii) the income earned on any increase in Adjusted Total Assets since the end of such four-quarter period had been earned, on an annualized basis, during such period, and (iv) in the case of any acquisition or disposition by the Issuer or any Subsidiary of any asset or group of assets since the first day of such four-quarter period, including, without limitation, by merger, stock purchase or sale, or asset purchase or sale, such acquisition or disposition or any related repayment of Debt had occurred as of the first day of such period with the appropriate adjustments with respect to such acquisition or disposition being included in such pro forma calculation.

                        In addition to the foregoing limitations on the
                incurrence of Debt, the Issuer will not, and will not permit any Subsidiary to, incur any Debt secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the property of the Issuer or any Subsidiary ("Secured Debt"), whether owned at the date of the Indenture or thereafter acquired, if, immediately after giving effect to the incurrence of such additional Secured Debt, the aggregate principal amount of all outstanding Secured Debt is greater than 40% of Adjusted Total Assets.

                        For purposes of the foregoing provisions regarding the
                limitation on the incurrence of Debt, Debt shall be deemed to be "incurred" by the Issuer or a Subsidiary whenever the Issuer and its Subsidiary shall create, assume, guarantee or otherwise become liable in respect thereof.

                        Maintenance of Total Unencumbered Assets. The Issuer is
                required to maintain Total Unencumbered Assets of not less than 165% of the aggregate outstanding principal amount of all outstanding Unsecured Debt.

                        As used herein:

                        "Annual Service Charge" as of any date means the amount
                which is expensed in any 12-month period for interest on Debt of the Issuer and its Subsidiaries.

                        "Consolidated Income Available For Debt Service" for any
                period means Consolidated Net Income plus amounts which have been deducted for (a) interest on Debt of the Issuer and its Subsidiaries, (b) provision for taxes of the Issuer and its Subsidiaries based on income, (c) amortization of Debt discount,
                (d) provisions



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                for gains and losses on properties, (e) depreciation and
                amortization, (f) the effect of any noncash charge resulting from a change in accounting principles in determining Consolidated Net Income for such period and (g) amortization of deferred charges.

                        "Consolidated Net Income" for any period means the
                amount of consolidated net income (or loss) of the Issuer and its Subsidiaries for such period determined on a consolidated basis in accordance with generally accepted accounting principles.

                        "Debt" of the Issuer or any Subsidiary means any
                indebtedness of the Issuer or such Subsidiary, as applicable, whether or not contingent, in respect of (i) borrowed money evidenced by bonds, notes, debentures or similar instruments,
                (ii) indebtedness secured by any mortgage, pledge, lien, charge, encumbrance or any security interest existing on property owned by the Issuer or such Subsidiary, (iii) the reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued or amounts representing the balance that constitutes an accrued expense or trade payable or
                (iv) any lease of property by the Issuer or such Subsidiary as lessee which is reflected in the Issuer's consolidated balance sheet as a capitalized lease in accordance with generally accepted accounting principles, in the case of items of indebtedness under (i) through (iii) above to the extent that any such items (other than letters of credit) would appear as a liability on the Issuer's consolidated balance sheet in accordance with generally accepted accounting principles, and also includes, to the extent not otherwise included, any obligation by the Issuer or such Subsidiary to be liable for, or to pay, as obligor, guarantor or otherwise (other than for purposes of collection in the ordinary course of business), indebtedness of another person (other than the Issuer or any Subsidiary).

                        "Subsidiary" means a corporation, partnership or limited
                liability company, a majority of the outstanding voting stock, partnership interests or membership interests, as the case may be, of which is owned or controlled, directly or indirectly, by the Issuer or by one or more other Subsidiaries of the Issuer. For the purposes of this definition, "voting stock" means stock having the voting power for the election of directors, general partners, managers or trustees, as the case may be, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

                        "Total Assets" as of any date means the sum of (i)
                Undepreciated Real Estate Assets and (ii) all other assets of the Issuer and its Subsidiaries on a consolidated basis determined in accordance with generally accepted accounting principles (but excluding intangibles and accounts receivable).



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                        "Total Unencumbered Assets" as of any date means the sum
                of (i) those Undepreciated Real Estate Assets which have not been pledged, mortgaged or otherwise encumbered by the owner thereof to secure Debt, excluding infrastructure assessment bonds, and (ii) all other assets of the Issuer and its Subsidiaries determined in accordance with generally accepted accounting principles (but excluding intangibles and accounts receivable) which have not been pledged, mortgaged or otherwise encumbered by the owner thereof to secure Debt.

                        "Undepreciated Real Estate Assets" as of any date means
                the cost (original cost plus capital improvements) of real estate assets of the Issuer and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with generally accepted accounting principles.

                        "Unsecured Debt" as of any date means Debt which is not
                secured by any mortgage, lien, charge, pledge, encumbrance or security interest of any kind upon any of the properties of the Issuer or any Subsidiary.

                        (C) The Trustee shall not be obligated to monitor or confirm, on a continuing basis or otherwise, the Issuer's compliance with the covenants contained in this subsection or with respect to reports or other documents filed under the Indenture; provided, however, that nothing herein shall relieve the Trustee of any obligations to monitor the Issuer's timely delivery of all reports and certificates required under Sections 703 and 1005 of the Indenture and to fulfill its obligations under Article Six of the Indenture.

                (15) The Notes shall be issuable only as Registered Securities in permanent global form (without coupons). Beneficial owners of interests in the permanent global Notes may exchange such interests for Notes of like tenor or any authorized form and denomination only in the manner provided in Section 305 of the Indenture. DTC shall be the depository with respect to the permanent global Note.

                (16) The Notes shall not be issuable as Bearer Securities.

                (17) Interest on any Note shall be payable only to the Person in whose name that Note (or one or more predecessor Notes thereof) is registered at the close of business on the Regular Record Date for such interest.

                (18) Sections 1402 and 1403 of the Indenture shall be applicable to the Notes.

                (19) The Notes shall not be issuable in definitive form except under the circumstances described in Section 305 of the Indenture.



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                (20) Articles Sixteen and Seventeen of the Indenture shall not be applicable to the Notes.

                (21) The Issuer shall not pay Additional Amounts with respect to the Notes as contemplated by Section 1009 of the Indenture.

                (22) The Notes shall not be subordinated to any other debt of the Issuer, and shall constitute senior unsecured obligations of the Issuer.

        SECTION 202. FORM OF NOTE. The form of the Note is attached hereto as Exhibit A.


                                   ARTICLE III

                                  MISCELLANEOUS

        SECTION 301. DEFINITIONS. Capitalized terms used but not defined in this Ninth Supplemental Indenture shall have the meanings ascribed thereto in the Indenture.

        SECTION 302. CONFIRMATION OF INDENTURE. The Indenture, as heretofore supplemented and amended by this Ninth Supplemental Indenture, is in all respects ratified and confirmed, and the Indenture, this Ninth Supplemental Indenture and all indentures supplemental thereto shall be read, taken and construed as one and the same instrument.

        SECTION 303. CONCERNING THE TRUSTEE. The Trustee assumes no duties, responsibilities or liabilities by reason of this Ninth Supplemental Indenture other than as set forth in the Indenture and, in carrying out its responsibilities hereunder, shall have all of the rights, protections and immunities which it possesses under the Indenture.

        SECTION 304. GOVERNING LAW. This Ninth Supplemental Indenture, the Indenture and the Securities shall be governed by and construed in accordance with the law of the State of New York.

        SECTION 305. SEPARABILITY. In case any provision in this Ninth Supplemental Indenture shall for any reason be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

        SECTION 306. COUNTERPARTS. This Ninth Supplemental Indenture may be executed in any number of counterparts each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.



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        IN WITNESS WHEREOF, the parties hereto have caused this Ninth
Supplemental Indenture to be duly executed, and the corporate seal of the General Partner to be hereunto affixed and attested, as of the day and year first above written.


                               SPIEKER PROPERTIES, L.P.

                               By:  Spieker Properties, Inc., as General Partner



                               By: /s/ Craig G. Vought
                                   ---------------------------------------------
                                   Name:  Craig G. Vought
                                   Title: Executive Vice President
                                          and Chief Financial Officer
(seal)
Attest:


By:  /s/ Stuart A. Rothstein
   ----------------------------
   Name:  Stuart A. Rothstein
   Title: Assistant Secretary

                               SPIEKER PROPERTIES, INC.



                               By: /s/ Craig G. Vought
                                   ---------------------------------------------
                                   Name:  Craig G. Vought
                                   Title: Executive Vice President
                                          and Chief Financial Officer
(seal)
Attest:


By:  /s/ Stuart A. Rothstein
   ----------------------------
   Name:  Stuart A. Rothstein
   Title: Assistant Secretary




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                                            FIRST TRUST OF CALIFORNIA,
                                               NATIONAL ASSOCIATION, as Trustee



                                            By:   /s/ Jennifer Holder
                                                --------------------------------
                                                   Name: Jennifer Holder
                                                   Title: Vice President
Attest:


By:  /s/ Josephine Libunao
    --------------------------------
      Name: Josephine Libunao
      Title:  Assistant Vice President



                                            STATE STREET BANK AND TRUST
                                               COMPANY



                                            By:   /s/ Ruth A. Smith
                                                --------------------------------
                                                   Name: Ruth A. Smith
                                                   Title: Vice President
Attest:


By:  /s/ Carolina D. Altomare
    --------------------------------
      Name:  Carolina D. Altomare
      Title: Assistant Vice President




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STATE OF   California   )
COUNTY OF  San Mateo    ) ss.:

        On the 26th day of September, 1997, before me personally came Craig G. Vought to me known, who, being by me duly sworn, did depose and say that he is the EVP and CFO of Spieker Properties, Inc., one of the entities described in and which executed the above instrument; that he knows the corporate seal of said corporation; that the seal affixed to the said instrument is such corporate seal; that it was so affixed by authority of the corporation, and that he signed his name thereto by like authority.




                                            /s/ Julie L. Bartlow
                                            -------------------------------

        [Seal]




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